Exhibit 99.2
Post Holdings Announces Intent to Pursue IPO of its Active Nutrition Business

•	Will establish a pure-play, high growth company with strategic flexibility to pursue strong organic and M&A opportunities

•	Darcy Horn Davenport, current President of Active Nutrition, to serve as CEO of the new public company

•	Rob Vitale, President and CEO of Post, to serve as Executive Chairman of board of directors of the new public company
St. Louis - November 15, 2018 - Post Holdings, Inc. (NYSE:POST), a consumer packaged goods holding company, today announced it plans to pursue an initial public offering (“IPO”) of shares of common stock of a company which will be comprised of its Active Nutrition business.
Rationale for IPO of Active Nutrition Business
Aligned with Post’s focus on creating long-term shareholder value, Post’s Board of Directors approved a plan to separate its Active Nutrition business into a distinct, publicly traded company, creating a scalable, high growth asset with dedicated capital resources and the strategic flexibility to pursue both organic and M&A opportunities.
Post’s Active Nutrition business markets and distributes ready-to-drink protein and other beverages, protein powders, nutrition bars and other nutritional supplements under the Premier Protein, Dymatize, PowerBar, Supreme Protein and Joint Juice brands. It participates in attractive categories benefitting from robust consumer trends towards increased convenience, health and wellness and higher protein consumption. The business has achieved rapid growth in recent years, with net sales increasing at a compound annual growth rate of 30%1 since 2014, attributable to industry leading growth in its Premier Protein ready-to-drink shake products driven by strong velocities, distribution gains and new flavors. Post management believes the business’s growth characteristics and high cash flow conversion advantageously position it to be a consolidator across a wide range of opportunities.
Leadership
Darcy Horn Davenport, current President of Active Nutrition, will serve as CEO of the new public company. She has been with Active Nutrition since 2009 serving in a variety of leadership roles in marketing and management, becoming President in 2017. Rob Vitale, Post’s President and CEO, will also serve as Executive Chairman of the board of directors of the new public company. Other officers and directors of the new public company will be named at a later date.
“This transaction furthers Post’s effort to unlock value with creative structuring,” said Rob Vitale, Post’s President and CEO. “What Darcy and her team have achieved is extraordinary and we look forward to building upon that success.”
Post expects the corporate headquarters for the new public company to be located in St. Louis with the operating business headquartered in Emeryville, California.
Transaction Details
Post will begin the process to separate its Active Nutrition business while it finalizes the transaction structure and operational agreements and completes the necessary filings with the Securities and Exchange Commission (“SEC”). Post intends to sell approximately 20% of the ownership of the new public company. The transaction is expected to be completed in the second half of fiscal year 2019, subject to prevailing market and other conditions and receipt of other required approvals.

1 Fiscal year 2014 through fiscal year 2018.

There can be no assurance that the IPO of Post’s Active Nutrition business will occur on the anticipated timeline, if at all. There can be no guarantees that Post or the Active Nutrition business will realize the expected benefits of the potential IPO. Post does not intend to comment on or provide updates regarding these matters unless and until it determines that further disclosure is appropriate or required based on the then-current facts and circumstances. This release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.
Selected Financial Data for Fiscal Year 2018
For the fiscal year ended September 30, 2018, Post’s Active Nutrition segment reported the following financial information:

•	Net sales of $827.5 million;

•	Net earnings of $101.2 million; and

•	Adjusted EBITDA of $159.3 million.
This financial information does not include standalone and public company costs and corporate cost allocations, including interest expense allocations. Net earnings, interest expense and income tax expense on a standalone basis may differ materially from this presentation. Adjusted EBITDA is a non-GAAP measure. For additional information regarding non-GAAP measures, see the related explanations presented under “Use of Non-GAAP Measure” and “Explanation and Reconciliation of Non-GAAP Measure” later in this release.
Use of Non-GAAP Measure
Post uses Adjusted EBITDA, a non-GAAP measure, in this release to supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP). Adjusted EBITDA is not prepared in accordance with U.S. GAAP, as it excludes certain items as listed later in this release, and may not be comparable to similarly-titled measures of other companies.
Post management uses certain non-GAAP measures, including Adjusted EBITDA, as key metrics in the evaluation of underlying Company and segment performance, in making financial, operating and planning decisions, and, in part, in the determination of cash bonuses for its executive officers and employees. Management believes the use of non-GAAP measures, including Adjusted EBITDA, provides increased transparency and assists investors in understanding the underlying operating performance of its Active Nutrition business and in the analysis of ongoing operating trends.
Conference Call
Post will host a conference call on Friday, November 16, 2018 at 9:00 a.m. EST to discuss financial results for the fourth quarter and fiscal year 2018, fiscal year 2019 outlook and the Active Nutrition IPO and to respond to questions. Robert V. Vitale, President and Chief Executive Officer, and Jeff A. Zadoks, Executive Vice President and Chief Financial Officer, will participate in the call.
Interested parties may join the conference call by dialing (877) 540-0891 in the United States and (678) 408-4007 from outside of the United States. The conference identification number is 5686449. Interested parties are invited to listen to the webcast of the conference call, which can be accessed by visiting the Investor Relations section of Post’s website at www.postholdings.com.
A replay of the conference call will be available through Friday, November 30, 2018 by dialing (800) 585-8367 in the United States and (404) 537-3406 from outside of the United States and using the conference identification number 5686449. A webcast replay also will be available for a limited period on Post’s website in the Investor Relations section.
Forward Looking Statements
Certain matters discussed in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the current expectations and assumptions of Post and are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding the IPO of Post’s Active Nutrition business, the expected timetable for completing the IPO, the amount of equity Post expects to sell in the new public company, the future financial and operating performance of each company, strategic, operational and competitive advantages of the IPO and future opportunities for each company. These forward-looking statements are sometimes identified from the use of forward-looking terminology such as “believe,” “should,” “could,” “potential,” “continue,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “aim,” “intend,” “plan,” “forecast,” “target,” “is likely,” “will,” “can,” “may,” “would” or the negative of these terms or similar expressions, and include all statements regarding future performance, earnings projections, events or developments. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include the following:

•
Post’s high leverage, Post’s ability to obtain additional financing (including both secured and unsecured debt) and Post’s ability to service its outstanding debt (including covenants that restrict the operation of its business);

•	Post’s ability to continue to compete in its product categories and Post’s ability to retain its market position and favorable perceptions of its brands;

•	Post’s ability to anticipate and respond to changes in consumer preferences and trends and introduce new products;

•
the possibility that Post may not be able to consummate the initial public offering of its Active Nutrition business on the expected timeline or at all, that Post may not be able to create value in its Active Nutrition business through such transaction or that the pursuit of such transaction could be disruptive to Post and its Active Nutrition business;

•	Post’s ability to identify, complete and integrate acquisitions and manage its growth;

•	Post’s ability to promptly and effectively realize the expected synergies of its acquisition of Bob Evans Farms, Inc. (“Bob Evans”) within the expected timeframe;

•	higher freight costs, significant volatility in the costs or availability of certain raw materials, commodities or packaging used to manufacture Post’s products or higher energy costs;

•	impairment in the carrying value of goodwill or other intangibles;

•	Post’s ability to successfully implement business strategies to reduce costs;

•	allegations that Post’s products cause injury or illness, product recalls and withdrawals and product liability claims and other litigation;

•
legal and regulatory factors, such as compliance with existing laws and regulations and changes to and new laws and regulations affecting Post’s business, including current and future laws and regulations regarding food safety, advertising and labeling and animal feeding and housing operations;

•	the loss of, a significant reduction of purchases by or the bankruptcy of a major customer;

•	consolidations in the retail and foodservice distribution channels;

•	losses incurred in the appraisal proceedings brought in connection with Post’s acquisition of Bob Evans by former Bob Evans stockholders who demanded appraisal of their shares;

•	the ultimate impact litigation or other regulatory matters may have on Post;

•
disruptions or inefficiencies in the supply chain, including as a result of Post’s reliance on third party manufacturers for certain of its products, changes in weather conditions, natural disasters, agricultural diseases and pests and other events beyond Post’s control;

•	Post’s ability to successfully collaborate with the private equity firm Thomas H. Lee Partners, L.P., whose affiliates invested with Post in 8th Avenue Food & Provisions, Inc (“8th Avenue”);

•
costs associated with Bob Evans’s obligations in connection with the sale and separation of its restaurant business in April 2017, which occurred prior to Post’s acquisition of Bob Evans, including certain indemnification obligations under the restaurants sale agreement and Bob Evans’s payment and performance obligations as a guarantor for certain leases;

•	the ability of Post’s and Post’s customers’ private brand products to compete with nationally branded products;

•	Post’s ability to successfully operate its international operations in compliance with applicable laws and regulations;

•	changes in economic conditions, disruptions in the United States and global capital and credit markets, changes in interest rates and fluctuations in foreign currency exchange rates;

•	the impact of the United Kingdom’s exit from the European Union (commonly known as “Brexit”) on Post and its operations;

•	changes in estimates in critical accounting judgments, including those based on tax reform;

•	loss of key employees, labor strikes, work stoppages or unionization efforts;

•	losses or increased funding and expenses related to Post’s qualified pension or other postretirement plans;

•	costs, business disruptions and reputational damage associated with information technology failures, cybersecurity incidents or information security breaches;

•	Post’s ability to protect its intellectual property and other assets;

•	significant differences in Post’s and 8th Avenue’s actual operating results from Post’s guidance regarding its and 8th Avenue’s future performance;

•	Post’s ability to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002; and

•	other risks and uncertainties described in Post’s filings with the SEC.
These forward-looking statements represent Post’s judgment as of the date of this release. Post disclaims, however, any intent or obligation to update these forward-looking statements.

About Post Holdings, Inc.
Post Holdings, Inc., headquartered in St. Louis, Missouri, is a consumer packaged goods holding company operating in the center-of-the-store, refrigerated, foodservice, food ingredient, and active nutrition food categories. Through its Post Consumer Brands business, Post is a leader in the North American ready-to-eat cereal category offering a broad portfolio including recognized brands such as Honey Bunches of Oats®, Pebbles™, Great Grains® and Malt-O-Meal® bag cereal. Post also is a leader in the United Kingdom ready-to-eat cereal category with the iconic Weetabix® brand. As a leader in refrigerated foods, Post delivers innovative, value-added egg and refrigerated potato products to the foodservice channel and the retail refrigerated side dish category, offering side dishes and egg, sausage and cheese products through the Bob Evans®, Simply Potatoes®, All Whites®, Better’n Eggs® and Crystal Farms® brands. Post’s Active Nutrition platform brings good energy to a wide range of consumers looking to live healthy lives through brands such as Premier Protein®, PowerBar® and Dymatize®. Post participates in the private brand food category through its partnership with Thomas H. Lee Partners in 8th Avenue Food & Provisions, a leading, private brand centric, consumer products holding company. For more information, visit www.postholdings.com.

Contact:
Investor Relations Jennifer Meyer jennifer.meyer@postholdings.com (314) 644-7665	Media Relations Lisa Hanly lisa.hanly@postholdings.com (314) 665-3180

EXPLANATION AND RECONCILIATION OF NON-GAAP MEASURE
Post uses Adjusted EBITDA, a non-GAAP measure, in this release to supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP). Adjusted EBITDA is not prepared in accordance with U.S. GAAP, as it excludes certain items as listed below, and may not be comparable to similarly-titled measures of other companies.
Post believes that Adjusted EBITDA is useful to investors in evaluating its Active Nutrition business’ operating performance and liquidity because (i) Post believes it is widely used to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, (ii) it presents a measure of corporate performance exclusive of capital structure and the method by which the assets were acquired, and (iii) it is a financial indicator of a company’s ability to service its debt. Management uses Adjusted EBITDA to provide forward-looking guidance and uses Adjusted EBITDA to forecast future results.
Adjusted EBITDA for Post’s Active Nutrition segment for the fiscal year ended September 30, 2018 reflects adjustments for income tax expense, depreciation and amortization and adjust for the following item:

a.
Provision for legal settlement: Post has excluded gains and losses recorded to recognize the anticipated or actual resolution of certain litigation as Post believes such gains and losses do not reflect expected ongoing future operating income and expenses and do not contribute to a meaningful evaluation of its Active Nutrition business’ current operating performance or comparisons of its Active Nutrition business’ operating performance to other periods.

RECONCILIATION OF NET EARNINGS TO ADJUSTED EBITDA (1) (Unaudited)
(in millions)

Year Ended September 30, 2018
Net Earnings	$101.2
Income tax expense	23.2
Depreciation and amortization	25.9
Provision for legal settlement	9.0
Adjusted EBITDA	$159.3

(1) This presentation does not include standalone and public company costs and interest expense allocations. Furthermore, net earnings, interest expense and income tax expense on a standalone basis may differ materially from this presentation.